TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

333-145655     HV-3739 – Group Variable Annuity Contracts

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Supplement dated March 19, 2021 to your Prospectus

FUND NAME CHANGE

PUTNAM VT GLOBAL EQUITY FUND

Effective on or about April 30, 2021, the Putnam VT Global Equity Fund will be re-named the Putnam VT Focused International Equity Fund.

As a result of the change, all references to the Putnam VT Global Equity Fund in your Prospectus will be deleted and replaced with the Putnam VT Focused International Equity Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.